UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2017 (January 31, 2017)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Registrant”) submits the following information:

ITEM 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”.

On February 1, 2017, the Registrant issued a press release regarding its financial results for the second quarter and twenty-six weeks ended December 29, 2016. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01.	Other Events

On January 31, 2017, the Registrant’s Board of Directors adopted a dividend policy providing for the payment of an annual cash dividend. Information about the dividend policy is contained in the press release attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

February 1, 2017	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President and Secretary

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release dated February 1, 2017.